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                                                                 Exhibit 10.32.1


UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF NEW YORK

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                                          )
IN RE:                                    )    CHAPTER 11
                                          )
INTERNATIONAL TOTAL SERVICES,             )    CASE NOS. 101-21812,21818,21820,
INC., ET AL.,                             )    21822, 21824, 21826, AND 21827
                                          )    JOINTLY ADMINISTERED
 DEBTORS AND DEBTORS-IN-POSSESSION.       )
                                          )    JUDGE DUBERSTEIN
------------------------------------------

                  NINTH STIPULATION MODIFYING AND AMENDING THE
            FINAL ORDER AUTHORIZING FINANCING AND LIMITED USE OF CASH
          COLLATERAL, GRANTING SENIOR LIENS AND PRIORITY ADMINISTRATIVE
                EXPENSE STATUS, AND MODIFYING THE AUTOMATIC STAY
                ------------------------------------------------

         Bank One, N.A., for itself and as agent for Bank One, N.A. and The Provident Bank (together, the "Bank Group"), International Total Services, Inc. ("ITS"), for itself as debtor and debtor-in-possession and on behalf of its affiliated debtors and debtors-in-possession (collectively, including ITS, the "Debtors"), and the Official Committee of Unsecured Creditors (the "Committee"), each by its respective counsel, hereby enter into this Stipulation based upon the following facts:

         A. The Debtors are engaged in the business of (1) providing commercial security services in the United States and Europe (the "Commercial Security Division") and (2) providing airport service personnel and staffing and training services in the United States (the "Aviation Division") and (by virtue of ITS's ownership of International Total Services, Ltd. (United Kingdom)) in the United Kingdom (the "UK Division").

         B. On or about October 25, 2001, this Court entered its "Final Order Authorizing Financing and Limited Use of Cash Collateral . . ." (the "Final Order"). The Final Order provides, among other things, for the limited use of cash collateral by ITS and for the extension


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of post-petition secured credit by the Bank Group, subject to various terms and conditions, including Paragraph 6(c) thereof, which (on October 25, 2001) read as follows:

                           (c) Provided that (i) during the Period no Event of
                  Default (as hereinafter defined) has occurred and is continuing, and (ii) (A) on or prior to November 5, 2001, the Debtors execute a definitive agreement for the purchase and sale of substantially all of the Debtors' assets, or a portion thereof, that is acceptable to Lender (such agreement, the "Purchase Agreement") and (B) on or prior to November 5, 2001, the Debtors file a motion pursuant to 11 U.S.C. Sections 363 and 365, and other applicable law, seeking approval of the Purchase Agreement and authority to sell such assets and assign any related contracts, in accordance with the terms and conditions set forth in the Purchase Agreement (the "Sale Motion"), or (C), in the alternative to ([A]) and ([B]) above, on or prior to November 5, 2001, the Debtors file a motion pursuant to 11 U.S.C. Sections 363 and 365, and other applicable law, seeking authority to sell all of the Debtor's assets, or any portion thereof, to the prevailing bidder(s) at an auction and sale hearing to be conducted by the Court (the "Stand Alone Sale Motion"), (iv) [sic: (iii)] on or prior to December 12, 2001, the Court enters a final order approving the Sale Motion or the Stand Alone Sale Motion, and (v) [sic:
                  (iv)] during the Period no material adverse changes occur in respect of the Debtor's financial condition or business (including, but not limited to, no termination of any material agreements, contracts or other business relationships between the Debtors and any of their customers has occurred, and no material loss of the Debtor's employees, executives, or directors has occurred), then the Debtor is authorized to continue post-petition borrowings from Lender pursuant to the Credit Agreements, and Lender agrees to lend pursuant to the Operating Budget, through and including December 14, 2001. In addition to the foregoing, interest shall continue to accrue on the unpaid principal amount of the Revolving Loan, and shall be paid to Lender in such amounts and at such times as are or may be set forth in the Operating Budget (or Budgets, as defined below).

(Final Order, at Paragraph 6(c).)

         C. The Debtors received written offers or expressions of interest for the purchase of the Commercial Security Division and for purchase of the Aviation Division and UK Division.


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Therefore, the Debtors, the Committee, and the Bank Group entered into a
"Stipulation Modifying and Amending the Final Order Authorizing Financing ...", which was approved by the Court on or about November 5, 2001 (the "First Stipulation"). Pursuant to the First Stipulation, and subject to certain conditions set forth more fully therein, (1) subparagraph 6(c)(ii)(C) of the Final Order was modified to provide: (a) that the Debtors shall file a motion by not later than November 6, 2001, pursuant to 11 U.S.C. Sections 363 and 365, and other applicable law, to sell all of the Debtor's assets (and assign any related contracts) used and useable in connection with the Commercial Security Division, only (collectively, the "Commercial Security Division Assets"); and, (b) that the period by which the Debtors must file a motion or motions to sell all of the Debtor's other assets (and assign any related contracts) (i.e., excluding the Commercial Security Division Assets), including, but not limited to, all of their assets (and any related contracts) used and useable in connection with the Aviation Division and the UK Division (collectively, the "Other Assets"), was extended from November 5, 2001, until and including November 12, 2001, and (2) subparagraph 6(c)(iv)[sic: (iii)] of the Final Order was modified to provide that the Debtors shall have until and including December 12, 2001, to obtain entry of final orders approving both such motions.

         D. Thereafter, the Debtors, the Committee and the Bank Group entered into a "Second Stipulation Modifying and Amending the Final Order Authorizing Financing ...", which was approved by the Court on or about November 19, 2001 (the "Second Stipulation"), a "Third Stipulation ...", which was approved by the Court on or about December 4, 2001 (the "Third Stipulation"), a "Fourth Stipulation ...", which was approved by the Court on or about December 12, 2001 (the "Fourth Stipulation"), a "Fifth Stipulation ...", which was approved by the Court

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on December 14, 2001 (the "Fifth Stipulation"), a "Sixth Stipulation . . .",
which was approved by the Court on or about December 21, 2001, whereby, among other things, Paragraph (6)(c)(ii)(C) of the Final Order was further modified to provide that the Debtors have until and including December 28, of 2001, by which to file with this Court a motion or motions to sell the Other Assets, a "Seventh Stipulation ...," which was approved by the Court on or about January 8, 2002, whereby among other things the Final Order was extended until January 31, 2002, and an "Eighth Stipulation ...," which was approved by the Court on or about January 24, 2002, whereby, among other things, Paragraph 3 was modified to authorize the Debtor to Borrow for a limited period of time $31,000,000.00. (The First Stipulation, Second Stipulation, Third Stipulation, Fourth Stipulation, Fifth Stipulation, Sixth Stipulation, Seventh Stipulation and Eighth Stipulation are referred to below collectively as the "Stipulations".)

         E. After consultation with the Bank Group and the Committee, on December 18, 2001, the Debtors withdrew the motion they had filed to sell the Commercial Security Division Assets.

         F. Pursuant to the Sixth Stipulation, the Debtors and the Bank Group agreed that the periods set forth in the Final Order (as modified by the Stipulations), by which the Debtors (1) must file a motion or motions to sell the Commercial Security Division Assets and the Other Assets, and (2) must obtain entry of an order or orders of the Court approving such motions, be further extended, until and including December 28, 2001. Pursuant to the Seventh Stipulation, these provisions in the Final Order (as modified by the Stipulations) were deleted from the Final Order.

         G.       The Final Order also provides as follows:



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                  The Debtor is hereby authorized and empowered for the period ending on December 14, 2001 (the "PERIOD"), to borrow from
                  Lender ... .

 (Final Order at Paragraph 3.) Pursuant to the Fifth Stipulation, the Period was enlarged from December 14, 2001 until and including December 19, 2001. Pursuant to the Sixth Stipulation the Period was further enlarged from December 19, 2001 until and including December 28, 2001. Pursuant to the Seventh Stipulation, the Period was further enlarged from December 28, 2002 until and including January 31, 2002.

         H. The Debtors have requested that the Period be further enlarged, until and including February 28, 2002.

         I. The Final Order as amended by the Seventh Stipulation also provides as follows:

                  Notwithstanding the preceding sentence, the post-petition liens and security interests granted to Lender in this Financing Order shall be subject and subordinate to, and only to, (i) the reasonable fees and expenses of professional persons employed in these Chapter 11 cases pursuant to Sections 327(a) or 1103 of the Code ("PROFESSIONAL PERSONS"), as allowed by the Court pursuant to Sections 330(a) and 331 of the Code ("PROFESSIONAL FEES") [provided that (A) such Professional Fees shall not include fees and expenses claimed for the purposes of asserting a claim or cause of action (if any) against Lender, challenging Lender's claim against the Debtors, or challenging the validity, extent, perfection or priority of any of Lender's liens or security interests in any of the Collateral (including any Pre-Petition Collateral) or in any other property of the Debtors or their respective estates (if any), but shall include the Professional Fees of the Committee for investigating any challenges to the validity, extent, perfection and priority of the liens and claims of the Lender and investigating any potential claims and causes of actions against the Lender, and that (B) such fees and expenses are incurred prior to an Event of Default (defined below)], not exceeding $645,000.00 for the Professional Persons retained by the Debtors and $245,000.00 for the Professional Persons retained by the Committee, plus
                  (ii) the quarterly fees of the United States Trustee's Office pursuant to 28 U.S.C. Section 1930 (the "UST Fees"). (The UST Fees and the Professional Fees are referred to collectively below as the "EXCEPTED EXPENSES.")

         J. The Debtor and the Committee have requested the Lender to increase, and the


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                  Final Order to provide, the amount of the aggregate
                  Professional Fees payable from the Lender's collateral to $845,000 from $645,000 for the Professional Persons retained by the Debtor for the Professional Fees incurred through and including February 28, 2002, and to $290,000.00 from $245,000.00 for the Professional Persons retained by the Committee for Professional Fees incurred through and including February 28, 2002.

         K. The Committee has requested that the period set forth in Paragraph H.(II) of the Fourth Stipulation (as such period was extended by the Seventh Stipulation), during which the Committee may file a "Complaint" under Paragraph 35 of the Final Order (only as to the matters set forth in Paragraph H.(II) of the Fourth Stipulation) be further extended, from February 28, 2001, until and including March 31, 2002.

         L. The Debtors have requested that the Final Order be modified so as to provide that the total principal amount of Indebtedness owed to the Bank Group by ITS at any time inclusive of the principal portion of the Pre-Petition Debt, shall not exceed the aggregate total of $30,750,000, and that the reference to "$30,000,000" on page 2 of the Final Order and in the first sentence of Paragraph 3 of the Final Order (as modified) be changed to "$30,750,000" for and during the Period as enlarged herein for the purpose of the Bank Group issuing for the account of the Debtors certain letters of credit (or extending to or for the account of the Debtors any equivalent credit accommodation to which the Debtors and the Bank Group hereafter may agree) in the face amount of $750,000.00 (to secure customs bonds for the Debtors' Aviation Division operations in Atlanta and Philadelphia);


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         Based upon the foregoing, the Debtors, the Bank Group, and the
Committee hereby agree, subject to the approval of this Court, that:

         (I) The Period, as defined in Paragraph 3 of the Final Order, is hereby deemed enlarged until and including February 28, 2002. Accordingly, all references to "January 31, 2001" in the first sentence of Paragraph 3, in Paragraph 6(a), and in Paragraph 6(c) of the Final Order (each as modified by the Stipulations) are hereby changed to "February 28, 2002";

         (II) The period set forth in Paragraph H.(II) of the Fourth Stipulation, during which the Committee may file a "Complaint" (as that term is defined in the Final Order) under Paragraph 35 of the Final Order (only as to the matters set forth in Paragraph H.(II) of the Fourth Stipulation) is hereby extended from February 28, 2002, until and including, March 31, 2002.

         (III) The total amount of Professional Fees payable from the Lender's collateral is increased to $845,000.00 from $645,000.00 for the Professional Fees incurred through and including February 28, 2002 for the Professional Persons retained by the Debtors, and to $290,000 from $245,000.00 for the Professional Persons retained by the Committee for Professional Fees incurred through and including February 28, 2002.

         (IV) On page 2 of the Final Order and in the first sentence of Paragraph 3 of the Final Order, the references to "$30,000,000" are hereby changed to "$30,750,000"; for and during the Period for the purpose of the Bank Group issuing for the account of the Debtors certain letters of credit (or extending to or for the account of the Debtors any equivalent credit accommodation to which the Debtors and the Bank Group hereafter may agree) in the face amount of $750,000.00 (to secure customs bonds for the Debtors' Aviation Division operations in Atlanta and Philadelphia); and

         (V) Except as (and only to the extent) expressly modified hereby, the Final Order (including, but not limited to, Paragraph 6(c) thereof), as modified by the Stipulations, shall, and hereby does, remain unchanged and in full force and effect.

         IT IS SO ORDERED, this _24_ day of January, 2002.

         Brooklyn, New York

                                      ------------------------------------
                                      UNITED STATES BANKRUPTCY JUDGE





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APPROVED AND AGREED TO:

/s/ Mitchell I. Sonkin_____
MITCHELL I. SONKIN, ESQ.  (MS5902)
LAWRENCE A. LAROSE, ESQ. (LL2252)
SCOTT ECKAS (SE7479)
KING & SPALDING
1185 Avenue of the Americas
New York, NY 10036-4003
(212) 556-2222
Bankruptcy Attorneys for the Debtors and Debtors-in-Possession

APPROVED AND AGREED TO:

/s/ Harry W. Greenfield______
HARRY W. GREENFIELD, ESQ.  (0003839)
JEFFREY C. TOOLE, ESQ.  (0064688)
BUCKLEY KING & BLUSO
1400 Bank One Center
Cleveland, Ohio  44114-2652
(216) 363-1400

                  - and -

LEE S. ATTANASIO, ESQ.  (LA3054)
SIDLEY AUSTIN BROWN & WOOD
875 Third Avenue New York, New York 10022
(212) 906-2000
Attorneys for Bank One, N.A. and The Provident Bank
(the "Bank Group")

APPROVED AND AGREED TO:

/s/ Martin G. Bunin__________
MARTIN G. BUNIN (MB 1602)
CRAIG E. FREEMAN (CF 5085)
THELEN REID & PRIEST LLP
40 West 57th Street
New York, New York 10019
(212) 603-2000
Attorneys for the Official Committee of
Unsecured Creditors (the "Committee")


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APPROVED AND AGREED TO:

INTERNATIONAL TOTAL SERVICES, LTD.



By: /s/ Mark Thompson
   ------------------
Its: CEO
    ----

APPROVED AND AGREED TO:

INTERNATIONAL TRANSPORT SECURITY, s.T.o.



By: /s/ Mark Thompson
---------------------
Its: CEO
    ----


APPROVED AND AGREED TO:

INTERNATIONAL TRANSPORT SERVICES, LTD.



By: /s/ Mark Thompson
---------------------
Its: CEO
    ----



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